FORM 8-K

                       SECURITIES and EXCHANGE COMMISSION
                              Washington D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or l5 (d) of
                       The Securities Exchange Act of 1934

                       MEDISCIENCE TECHNOLOGY CORPORATION
               (exact name of registrant as specified in charter)

        New Jersey               0-7405                     22-1937826
(state of Incorporation) (commission file No.) (IRS Employer Identification No.)

                1235 Folksone Way, Cherry Hill, New Jersey 08034
                    (address of principle executive offices)

       Registrant's telephone number, including area code (856) 428 7952
--------------------------------------------------------------------------------
                 (former address, if changed since last report)
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Item 5. Other Materially Important Events

         On August 14, 2000 Mediscience Technology Corp. and Sarnoff Research Corp. (Princeton NJ) entered a letter of understanding establishing Sarnoff's equity participation in a Joint Venture Company based on agreed to initial capitalization and valuation. The party's purpose is to join respective world-class Intellectual Property, Sarnoff engineering expertise and know-how to develop Mediscience/Sarnoff optical diagnostic products as a broad platform of commercial applications. (copy of 8/14/2000 letter of understanding attached and made a part herof marked Exhibit A)



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                                   SIGNATURES

Pursuant of the requirements of the Securities Exchange Act of 1934, In Registrant has duly caused this report to be signed on its behalf by the undesigned hereunto duly authorized


                                             MEDISCIENCE TECHNOLOGY CORPORATION

                                             /s/ Peter Katevatis
                                             -----------------------------------
                                             Peter Katevatis, Esq., Chairman

Dated April 20, 2000